Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2008

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
i. Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - YTD	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary of Investment Portfolio Information	9
c. Investment Portfolio Composition	10
d. Investment Portfolio: Mortgage and Asset Backed Securities	11
e. Investment Portfolio: Subprime and Alternative-A Holdings	12
f. Reinsurance Recoverable Analysis	13-14

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	15
b. Paid to Incurred Analysis by Segment	16
c. Segment Consecutive Quarters	17-18

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported	19
b. Earnings Per Common Share Analysis and Common Share Rollforward- Quarterly	20
c. Diluted Book Value Per Common Share Analysis	21

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2007.

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information. Amounts may not reconcile exactly due to small rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission. AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides insurance coverage on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Political risk: provides protection against sovereign default or sovereign actions that result in the impairment of cross-border investments for banks and major corporations. This book also provides sovereign and corporate credit insurance within emerging markets, where lenders seek to mitigate the risk of non-payment from their borrowers. This line of business covers a range of perils that can affect foreign direct investments and assets, project finance, export or import transactions or cross-border financings to private or sovereign borrowers for working capital, trade-related or capital market borrowings. Typical insured risks include confiscation, expropriation, nationalization; currency inconvertibility and non-transfer; terrorism, sabotage, war, insurrection, rebellion; government act, law order or decree; contract frustration, non-performance or payment default, and wrongful calling of contract guarantees and bonds. Coverages are tailored to the insured’s requirements for a broad range of overseas exposures, including equity investments, physical assets, cross-border loans or contracts for goods and services.

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Other: primarily includes employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business we write on both a treaty and facultative basis:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes operational risks for machinery, plant and equipment, electronic equipment and business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended June 30,			Six months ended June 30,
		2008	2007	Change	2008	2007	Change
HIGHLIGHTS	Gross premiums written	$874,169	$959,378	(8.9)%	$2,138,350	$2,262,001	(5.5)%
	Gross premiums written - Insurance	63.5%	63.9%	(0.3)%	46.3%	46.4%	(0.1)%
	Gross premiums written - Reinsurance	36.5%	36.1%	0.3%	53.7%	53.6%	0.1%

	Net premiums written	$684,216	$755,342	(9.4)%	$1,775,991	$1,894,700	(6.3)%

	Net premiums earned	$680,291	$693,941	(2.0)%	$1,338,925	$1,379,245	(2.9)%
	Net premiums earned - Insurance	43.7%	43.0%	0.7%	44.6%	44.5%	0.1%
	Net premiums earned - Reinsurance	56.3%	57.0%	(0.7)%	55.4%	55.5%	(0.1)%

	Net income available to common shareholders	$231,267	$251,590	(8.1)%	$468,989	$479,168	(2.1)%
	Reserve for losses and loss expenses	5,995,731	5,360,064	11.9%	5,995,731	5,360,064	11.9%
	Total shareholders' equity	5,263,162	4,693,882	12.1%	5,263,162	4,693,882	12.1%
PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.62	$1.69	(3.8)%	$3.28	$3.20	2.6%
	Diluted earnings per common share	$1.47	$1.51	(3.0)%	$2.95	$2.88	2.4%
	Weighted average common shares outstanding	142,333	149,027	(4.5)%	142,786	149,727	(4.6)%
	Diluted weighted average common shares outstanding	157,602	166,320	(5.2)%	158,893	166,175	(4.4)%
	Book value per common share	$34.11	$28.35	20.3%	$34.11	$28.35	20.3%
	Accumulated dividends paid per common share	$2.72	$2.02	34.7%	$2.72	$2.02	34.7%
	Diluted book value per common share (treasury stock method) [a]	$30.30	$25.02	21.1%	$30.30	$25.02	21.1%
FINANCIAL RATIOS	ROACE, net income available to common shareholders [b]	19.2%	24.1%	(4.9)%	19.9%	23.6%	(3.7)%

	Net loss and loss expense ratio	54.6%	51.7%	2.9%	54.8%	54.5%	0.3%
	Acquisition cost ratio	14.4%	13.8%	0.6%	14.3%	14.1%	0.2%
	General and administrative expense ratio	12.2%	9.9%	2.3%	12.1%	9.5%	2.6%

	Combined ratio	81.2%	75.4%	5.8%	81.2%	78.1%	3.2%

INVESTMENT DATA	Total assets	$15,606,389	$14,928,974	4.5%	$15,606,389	$14,928,974	4.5%
	Total cash and investments [c]	10,821,847	10,125,566	6.9%	10,821,847	10,125,566	6.9%
	Net investment income	137,015	113,685	20.5%	222,666	238,965	(6.8)%
	Net realized investment gains (losses)	1,552	(4,656)	(133.3)%	37,237	(4,356)	(954.8)%
	Total return on cash and investments [d]	(0.1)%	0.2%	(0.4)%	0.8%	1.7%	(1.0)%
	Annualized effective yield of invested assets [e]	4.8%	5.0%	(0.2)%	4.9%	5.0%	(0.1)%

[a]	To conform with our current period presentation, we have recalculated the diluted book value per common share for the second quarter of 2007 using the “treasury stock” method.
[b]	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders' equity determined by using the common shareholders' equity balances at the beginning and end of the period. Percentages presented are annualized for the respective quarters.
[c]	Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[d]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
[e]	Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average balance of the assets managed by our external investment managers.

1

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
UNDERWRITING REVENUES
Gross premiums written	$874,169	$1,264,181	$572,865	$755,224	$959,378	$995,380
Premiums ceded	(189,953)	(172,406)	(187,710)	(171,322)	(204,036)	(174,648)

Net premiums written	684,216	1,091,775	385,155	583,902	755,342	820,732

Gross premiums earned	845,249	835,514	860,421	870,752	876,640	837,456
Ceded premiums amortized	(164,958)	(176,880)	(191,101)	(184,907)	(182,699)	(158,357)

Net premiums earned	680,291	658,634	669,320	685,845	693,941	679,099

Other insurance related (loss) income	(7,269)	2,002	273	1,005	693	438

Total underwriting revenues	673,022	660,636	669,593	686,850	694,634	679,537

UNDERWRITING EXPENSES
Net losses and loss expenses	371,717	361,681	290,546	328,193	358,723	371,982
Acquisition costs	97,780	94,480	90,574	100,039	95,745	101,832
General and administrative expenses	65,218	65,189	81,785	59,090	54,390	46,374

Total underwriting expenses	534,715	521,350	462,905	487,322	508,858	520,188

UNDERWRITING INCOME	138,307	139,286	206,688	199,528	185,776	159,349

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	137,015	85,651	125,000	118,908	113,685	91,663
Net realized gains (losses) on investments	1,552	35,685	10,778	(1,192)	(4,656)	(9,777)
Interest expense and financing costs	(7,890)	(7,958)	(7,912)	(13,929)	(14,169)	(8,315)

Total other operating revenue	130,677	113,378	127,866	103,787	94,860	73,571

OTHER (EXPENSES) REVENUE
Net foreign exchange (losses) gains	(6,564)	20,297	349	7,202	6,883	18,901
Corporate expenses [a]	(17,735)	(13,561)	(11,053)	(20,723)	(14,184)	(11,283)

Total other (expenses) revenue	(24,299)	6,736	(10,704)	(13,521)	(7,301)	7,618

INCOME BEFORE INCOME TAXES	244,685	259,400	323,850	289,794	273,335	240,538
Income tax expense	(4,199)	(12,459)	(8,547)	(10,677)	(12,519)	(7,912)

NET INCOME	240,486	246,941	315,303	279,117	260,816	232,626
Preferred share dividends	(9,219)	(9,219)	(9,203)	(9,142)	(9,226)	(9,226)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$231,267	$237,722	$306,100	$269,975	$251,590	$223,400

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	54.6%	54.9%	43.4%	47.9%	51.7%	54.8%
Acquisition cost ratio	14.4%	14.3%	13.5%	14.6%	13.8%	15.0%
General and administrative expense ratio [a]	12.2%	12.0%	13.9%	11.6%	9.9%	8.5%

Combined ratio	81.2%	81.2%	70.8%	74.1%	75.4%	78.3%

Weighted average basic shares outstanding	142,333	143,239	143,877	146,845	149,027	149,765
Weighted average diluted shares outstanding	157,602	160,184	161,732	164,064	166,320	163,325
Basic earnings per common share	$1.62	$1.66	$2.13	$1.84	$1.69	$1.49
Diluted earnings per common share	$1.47	$1.48	$1.89	$1.65	$1.51	$1.37
ROACE [b]	19.2%	20.0%	26.9%	25.0%	24.1%	27.6%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Percentages presented are annualized for each quarter.

2

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Six months ended			Year ended
	June 30, 2008	June 30, 2007	June 30, 2006	December 31, 2007	December 31, 2006
UNDERWRITING REVENUES
Gross premiums written	$2,138,350	$2,262,001	$2,160,120	$3,590,090	$3,609,036
Premiums ceded	$(362,359)	(367,301)	(347,060)	(726,333)	(619,857)

Net premiums written	1,775,991	1,894,700	1,813,060	2,863,757	2,989,179

Gross premiums earned	1,680,763	1,728,644	1,629,826	3,459,816	3,353,884
Ceded premiums amortized	(341,838)	(349,399)	(317,133)	(725,406)	(659,614)

Net premiums earned	1,338,925	1,379,245	1,312,693	2,734,410	2,694,270

Other insurance related (loss) income	(5,267)	2,633	1,062	3,911	2,893

Total underwriting revenues	1,333,658	1,381,878	1,313,755	2,738,321	2,697,163

UNDERWRITING EXPENSES
Net losses and loss expenses	733,398	751,521	730,640	1,370,260	1,425,855
Acquisition costs	192,260	193,884	191,536	384,497	386,959
General and administrative expenses	130,407	104,656	90,143	245,531	209,574

Total underwriting expenses	1,056,065	1,050,061	1,012,319	2,000,288	2,022,388

UNDERWRITING INCOME	277,593	331,817	301,436	738,033	674,775

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	222,666	238,965	185,231	482,873	407,100
Net realized gains (losses) on investments	37,237	(4,356)	(20,706)	5,230	(25,702)
Interest expense	(15,848)	(29,312)	(16,400)	(51,153)	(32,954)

Total other operating revenue (expenses)	244,055	205,297	148,125	436,950	348,444

OTHER REVENUE (EXPENSES)
Net foreign exchange gains	13,733	9,274	28,165	16,826	32,505
Corporate expenses	(31,296)	(26,524)	(22,925)	(58,300)	(58,822)

Total other (expenses) revenue	(17,563)	(17,250)	5,240	(41,474)	(26,317)

INCOME BEFORE INCOME TAXES	504,085	519,864	454,801	1,133,509	996,902
Income tax expense	(16,658)	(22,266)	(17,359)	(41,491)	(33,842)

NET INCOME	487,427	$497,598	$437,442	$1,092,018	$963,060

Preferred share dividends	(18,438)	(18,430)	(18,857)	(36,775)	(37,925)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$468,989	$479,168	$418,585	$1,055,243	$925,765

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	54.8%	54.5%	55.7%	50.1%	52.9%
Acquisition cost ratio	14.3%	14.1%	14.6%	14.1%	14.4%
General and administrative expense ratio [a]	12.1%	9.5%	8.6%	11.1%	10.0%

Combined ratio	81.2%	78.1%	78.9%	75.3%	77.3%

Weighted average basic shares outstanding	142,786	149,727	149,541	147,524	149,745
Weighted average diluted shares outstanding	158,893	166,175	163,442	164,515	164,394
Basic earnings per share	$3.28	$3.20	$2.80	$7.15	$6.18
Diluted earnings per share	$2.95	$2.88	$2.56	$6.41	$5.63
ROAE, net income [b]	19.9%	23.6%	26.4%	24.6%	26.7%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Percentages presented are annualized for the six months period.

3

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$555,464	$318,705	$874,169	$990,321	$1,148,029	$2,138,350
Net premiums written	365,511	318,705	684,216	637,243	1,138,748	1,775,991

Gross premiums earned	458,545	386,704	845,249	931,148	749,615	1,680,763
Ceded premiums amortized	(161,116)	(3,842)	(164,958)	(334,162)	(7,676)	(341,838)

Net premiums earned	297,429	382,862	680,291	596,986	741,939	1,338,925
Other insurance related (loss) income	(7,509)	240	(7,269)	(6,322)	1,055	(5,267)

Total underwriting revenues	289,920	383,102	673,022	590,664	742,994	1,333,658

UNDERWRITING EXPENSES
Net losses and loss expenses	159,696	212,021	371,717	319,146	414,252	733,398
Acquisition costs	31,120	66,660	97,780	62,834	129,426	192,260
General and administrative expenses	48,141	17,077	65,218	95,960	34,447	130,407

Total underwriting expenses	238,957	295,758	534,715	477,940	578,125	1,056,065

UNDERWRITING INCOME	$50,963	$87,344	$138,307	$112,724	$164,869	$277,593

KEY RATIOS
Net loss and loss expense ratio	53.7%	55.4%	54.6%	53.5%	55.8%	54.8%
Acquisition cost ratio	10.4%	17.4%	14.4%	10.5%	17.5%	14.3%
General and administrative expense ratio	16.2%	4.5%	9.6%	16.1%	4.6%	9.8%
Corporate expense ratio			2.6%			2.3%

Combined ratio	80.3%	77.3%	81.2%	80.1%	77.9%	81.2%

4

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS- QUARTERLY

	Quarter ended
	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
INSURANCE SEGMENT
Property	$175,017	$127,291	$150,283	$147,033	$223,884	$201,330
Marine	64,601	64,887	19,984	49,971	70,183	81,326
Terrorism	14,612	8,349	10,216	11,672	17,082	27,214
Aviation	8,715	17,486	28,788	14,518	10,940	25,175
Political risk	65,636	54,576	75,410	71,442	56,720	70,747
Professional lines	175,199	108,177	146,095	123,824	161,371	151,557
Liability	52,406	49,923	74,294	53,158	67,627	67,265
Other	(722)	4,168	4,256	9,111	4,864	4,991

TOTAL INSURANCE SEGMENT	555,464	434,857	509,326	480,729	612,671	629,605

REINSURANCE SEGMENT
Catastrophe	117,306	212,948	8,743	76,044	142,602	118,432
Property	86,416	141,408	(578)	55,965	78,817	103,953
Professional lines	31,806	87,376	27,909	54,645	59,060	83,348
Credit and bond	9,230	134,574	5,363	6,705	8,789	3,008
Motor	16,831	75,526	902	5,886	9,080	7,985
Liability	28,917	108,759	8,477	59,233	30,973	35,863
Engineering	7,895	53,224	10,428	13,577	9,611	5,497
Other	20,304	15,509	2,295	2,439	7,775	7,689
TOTAL REINSURANCE SEGMENT	318,705	829,324	63,539	274,495	346,707	365,775

CONSOLIDATED TOTAL	$874,169	$1,264,181	$572,865	$755,224	$959,378	$995,380

5

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
UNDERWRITING REVENUES
Gross premiums written	$555,464	$434,857	$509,326	$480,729	$612,671	$629,605
Net premiums written	365,511	271,732	322,111	315,605	406,885	455,026

Gross premiums earned	458,545	472,603	480,158	483,046	479,874	479,769
Ceded premiums amortized	(161,116)	(173,046)	(186,820)	(181,121)	(181,629)	(156,198)

Net premiums earned	297,429	299,557	293,338	301,925	298,245	323,571
Other insurance related (loss) income	(7,509)	1,187	123	610	360	438

Total underwriting revenues	289,920	300,744	293,461	302,535	298,605	324,009

UNDERWRITING EXPENSES
Net losses and loss expenses	159,696	159,450	101,652	113,092	133,568	147,785
Acquisition costs	31,120	31,714	28,911	34,721	27,442	38,754
General and administrative expenses	48,141	47,819	57,858	43,262	39,167	34,873

Total underwriting expenses	238,957	238,983	188,421	191,075	200,177	221,412

UNDERWRITING INCOME	$50,963	$61,761	$105,040	$111,460	$98,428	$102,597

KEY RATIOS
Net loss and loss expense ratio	53.7%	53.2%	34.7%	37.5%	44.8%	45.7%
Acquisition cost ratio	10.4%	10.6%	9.9%	11.5%	9.2%	12.0%
General and administrative expense ratio	16.2%	16.0%	19.7%	14.3%	13.1%	10.8%

Combined ratio	80.3%	79.8%	64.3%	63.3%	67.1%	68.5%

6

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
UNDERWRITING REVENUES
Gross premiums written	$318,705	$829,324	$63,539	$274,495	$346,707	$365,775
Net premiums written	318,705	820,043	63,044	268,297	348,457	365,706

Gross premiums earned	386,704	362,911	380,263	387,706	396,766	357,687
Ceded premiums amortized	(3,842)	(3,834)	(4,281)	(3,786)	(1,070)	(2,159)

Net premiums earned	382,862	359,077	375,982	383,920	395,696	355,528
Other insurance related income	240	815	150	395	333	—

Total underwriting revenues	383,102	359,892	376,132	384,315	396,029	355,528

UNDERWRITING EXPENSES
Net losses and loss expenses	212,021	202,231	188,894	215,101	225,155	224,197
Acquisition costs	66,660	62,766	61,663	65,318	68,303	63,078
General and administrative expenses	17,077	17,370	23,927	15,828	15,223	11,501

Total underwriting expenses	295,758	282,367	274,484	296,247	308,681	298,776

UNDERWRITING INCOME	$87,344	$77,525	$101,648	$88,068	$87,348	$56,752

KEY RATIOS
Net loss and loss expense ratio	55.4%	56.3%	50.2%	56.0%	56.9%	63.1%
Acquisition cost ratio	17.4%	17.5%	16.4%	17.0%	17.3%	17.7%
General and administrative expense ratio	4.5%	4.8%	6.4%	4.1%	3.8%	3.2%

Combined ratio	77.3%	78.6%	73.0%	77.1%	78.0%	84.0%

7

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sep. 30, 2007	June 30, 2007	June 30, 2006
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$8,703,346	$8,423,794	$8,331,666	$7,814,855	$7,219,836	$6,009,431
Equity securities, available for sale, at fair value	247,845	—	—	—	—	—
Other investments, at fair value	724,239	652,111	645,987	612,429	1,106,409	627,721

Total investments	9,675,430	9,075,905	8,977,653	8,427,284	8,326,245	6,637,152
Cash and cash equivalents	1,094,429	1,578,801	1,332,921	1,830,852	1,837,675	1,615,448
Accrued interest receivable	89,261	80,990	87,338	76,257	82,151	68,381
Insurance and reinsurance premium balances receivable	1,652,295	1,607,609	1,231,494	1,385,486	1,604,193	1,409,988
Reinsurance recoverable balances	1,340,452	1,330,965	1,280,295	1,247,720	1,217,807	1,271,452
Reinsurance recoverable balances on paid losses	82,677	95,348	76,598	97,047	119,904	121,091
Deferred acquisition costs	355,587	369,000	276,801	331,290	346,318	290,627
Prepaid reinsurance premiums	263,461	238,466	242,940	246,027	259,474	309,881
Securities lending collateral	813,737	1,025,343	865,256	861,280	916,388	909,807
Net receivable for investments sold	—	18,086	86,356	—	—	—
Goodwill and intangible assets	61,035	61,344	61,653	61,967	62,511	35,500
Other assets	178,025	158,337	156,004	146,694	156,308	129,723

TOTAL ASSETS	$15,606,389	$15,640,194	$14,675,309	$14,711,904	$14,928,974	$12,799,050

LIABILITIES
Reserve for losses and loss expenses	$5,995,731	$5,814,208	$5,587,311	$5,531,379	$5,360,064	$4,835,161
Unearned premiums	2,603,676	2,574,755	2,146,087	2,433,339	2,548,743	2,289,140
Insurance and reinsurance balances payable	249,710	225,715	244,988	255,922	250,248	333,547
Securities lending payable	812,833	1,024,752	863,906	858,546	914,466	904,974
Senior notes	499,315	499,288	499,261	499,234	499,207	499,100
Other liabilities	144,689	130,054	175,134	140,869	141,859	—
Liability under repurchase agreement	—	—	—	—	400,000	43,012
Net payable for investments purchased	37,273	—	—	49,023	120,505	75,393

TOTAL LIABILITIES	10,343,227	10,268,772	9,516,687	9,768,312	10,235,092	8,980,327

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,877	1,875	1,850	1,849	1,849	1,873
Additional paid-in capital	1,922,356	1,902,336	1,869,810	1,859,067	1,850,047	1,913,566
Accumulated other comprehensive (loss) income	(150,721)	(104)	22,668	(28,444)	(106,693)	(166,580)
Retained earnings	3,377,051	3,176,654	2,968,900	2,690,742	2,448,711	1,569,864
Treasury shares, at cost	(387,401)	(209,339)	(204,606)	(79,622)	(32)	—

TOTAL SHAREHOLDERS’ EQUITY	5,263,162	5,371,422	5,158,622	4,943,592	4,693,882	3,818,723

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,606,389	$15,640,194	$14,675,309	$14,711,904	$14,928,974	$12,799,050

Book value per common share	$34.11	$33.69	$32.69	$30.50	$28.35	$22.15

Debt (Senior notes) to total capitalization [a]	8.7%	8.5%	8.8%	9.2%	9.6%	11.6%

Debt plus preferred shares to total capitalization	17.3%	17.7%	18.4%	19.2%	19.4%	23.1%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents shareholders’ equity plus our senior notes.

8

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of June 30, 2008

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency	$1,217,753	$10,779	$(9,275)	$1,219,257	11%
Non U.S. government	251,790	14,286	(3,468)	262,608	2%
Corporate debt	2,430,469	27,311	(111,997)	2,345,783	22%
Mortgage-backed [a]	3,750,263	14,925	(66,202)	3,698,986	34%
Asset-backed [a]	455,750	2,159	(10,275)	447,634	4%
Municipals	728,989	2,587	(2,498)	729,078	7%

Total Fixed Maturities	8,835,014	72,047	(203,715)	8,703,346	80%
Equities	268,492	3,299	(23,945)	247,845	2%
Cash, net of unsettled trades	—	—	—	322,643	3%

Total Invested Assets	9,103,506	75,346	(227,660)	9,273,834	85%
Operating Cash Balances	—	—	—	734,513	7%

Total Cash, Fixed Maturities and Equities	$9,103,506	$75,346	$(227,660)	10,008,347	92%

Other Investments				724,239	7%
Accrued interest receivable				89,261	1%

Total Cash and Investments				$10,821,847	100%

				Fair Value	Percentage
OTHER INVESTMENTS
Hedge funds				$338,675	47%
Collateralized loan obligations				114,570	16%
Credit funds				224,443	31%
Short duration high yield fund				46,551	6%

Total				$724,239	100%

[a]	For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 11.

9

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
TYPE OF INVESTMENT
U.S. government and agency	11.3%	11.3%	10.1%	11.5%	12.1%	16.7%
Non U.S. government	2.4%	2.6%	2.7%	1.7%	1.6%	1.7%
Corporate debt	21.7%	21.2%	20.5%	17.7%	15.6%	15.2%
Mortgage-backed	34.2%	33.3%	33.2%	31.3%	30.7%	29.5%
Asset-backed	4.1%	4.2%	5.1%	5.5%	5.6%	4.5%
Municipals	6.7%	5.7%	7.9%	7.8%	5.0%	4.4%
Mortgage derivatives	—	—	—	0.5%	0.7%	0.5%

Total Fixed Maturities	80.4%	78.3%	79.5%	76.0%	71.3%	72.5%
Equities	2.3%	—	—	—	—	—
Cash, net of unsettled trades	3.0%	5.6%	5.4%	4.9%	7.2%	2.0%

Total Invested Assets	85.7%	83.9%	84.9%	80.9%	78.5%	74.5%
Operating Cash Balances	6.8%	9.3%	8.1%	12.4%	9.8%	17.0%

Total Cash and Fixed Maturities	92.5%	93.2%	93.0%	93.3%	88.3%	91.5%
Other Investments	6.7%	6.0%	6.2%	6.0%	10.9%	7.6%
Accrued interest receivable	0.8%	0.8%	0.8%	0.7%	0.8%	0.9%

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
AAA	69.2%	72.4%	70.8%	71.4%	75.3%	78.2%
AA	10.0%	9.1%	7.8%	7.7%	6.9%	4.5%
A	12.2%	9.7%	12.5%	11.3%	8.1%	8.8%
BBB	8.2%	8.8%	8.9%	9.6%	9.7%	8.5%
BB	0.4%	—	—	—	—	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	7.3%	7.9%	10.4%	5.9%	7.5%	5.6%
From one to five years	30.1%	30.8%	25.2%	27.1%	25.6%	30.7%
From five to ten years	9.5%	8.5%	10.6%	10.0%	10.7%	13.5%
Above ten years	5.6%	5.0%	5.6%	7.9%	4.3%	2.7%
Asset-backed and mortgage-backed securities	47.6%	47.8%	48.2%	49.1%	51.9%	47.5%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	As of or for the quarter ended
PORTFOLIO CHARACTERISTICS OF INVESTED ASSETS
	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
Annualized effective yield of invested assets	4.8%	4.9%	4.9%	5.0%	5.0%	4.7%
Yield to maturity of invested assets	5.1%	5.1%	5.1%	5.6%	5.5%	5.4%
Average duration of invested assets	2.9 yrs	2.9 yrs	2.7 yrs	3.2 yrs	3.2 yrs	3.3 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AA+

10

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

As of June 30, 2008

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA		A		BBB
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$2,004,663	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,004,663
Agency CMO’s	115,963	13,591	—	—	—	—	—	—	—	—	129,554
Agency Floating Rate MBS	118,950	—	18,118	—	—	—	—	—	—	—	137,068

Non-Agency
Non-Agency CMO’s	—	3,031	409,941	946,952	3,813	11,799	—	8,575	2,397	—	1,386,508
Non-Agency Floating Rate MBS	55	—	41,138	—	—	—	—	—	—	—	41,193

Total	$2,239,631	$16,622	$469,197	$946,952	$3,813	$11,799	$—	$8,575	$2,397	$—	$3,698,986

	Asset-Backed Securities By Rating
Description	AAA	AA	A	BBB	BB	Total
Auto	$174,184	$13,234	$—	$612	$—	$188,030
CLO	—	—	36,784	18,348	—	55,132
CDO	8,565	411	459	186	—	9,621
Credit Card	92,442	—	—	—	—	92,442
Equipment	8,024	—	—	—	—	8,024
Home Equity	39,912	944	—	1,152	4,138	46,146
Other	48,239	—	—	—	—	48,239

Total	$371,366	$14,589	$37,243	$20,298	$4,138	$447,634

[a]	These represent securities backed by U.S Government sponsored agencies.

11

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS

As of June 30, 2008

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain / (Loss)	Realized losses and impairments in 2008
Subprime Agency MBS	$5,581	0.10%	$(27)	$—
Subprime Non-Agency MBS	555	0.01%	$(11)	$—
Subprime ABS	39,344	0.75%	$(6,078)	$(2,836)

Total Subprime	$45,480	0.86%	$(6,116)	$(2,836)

Alternative-A Agency MBS	$504	0.01%	$(17)	$—
Alternative-A Non-Agency MBS	152,263	2.89%	$(8,363)	$—
Alternative-A ABS	7,933	0.15%	$(1,216)	$—

Total Alternative-A	$160,700	3.05%	$(9,596)	$—

TOTAL Subprime and Alternative-A	$206,180	3.91%	$(15,712)	$(2,836)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA or lower	Total	Percentage of total
Sub-prime 2003 and prior	$1,388	$2,484	$191	$4,063	8.9%
Sub-prime 2004	—	6,031	—	6,031	13.3%
Sub-prime 2005	—	6,584	533	7,117	15.6%
Sub-prime 2006	—	16,218	5,304	21,522	47.3%
Sub-prime 2007	4,193	2,554	—	6,747	14.8%

Total Subprime	$5,581	$33,871	$6,028	$45,480	100.0%

Rating as Percentage of Total	12.3%	74.5%	13.3%	100.0%

Alternative-A 2003 and prior	$—	$21,327	$3,829	$25,156	15.7%
Alternative-A 2004	504	36,677	112	37,293	23.2%
Alternative-A 2005	—	62,647	—	62,647	39.0%
Alternative-A 2006	—	27,587	—	27,587	17.2%
Alternative-A 2007	—	8,017	—	8,017	5.0%

Total Alternative A	$504	$156,255	$3,941	$160,700	100.0%

Rating as Percentage of Total	0.3%	97.2%	2.5%	100.0%

Subprime and Alternative-A 2003 and prior	$1,388	$23,811	$4,020	$29,219	14.2%
Subprime and Alternative-A 2004	504	42,708	112	43,324	21.0%
Subprime and Alternative-A 2005	—	69,231	533	69,764	33.8%
Subprime and Alternative-A 2006	—	43,805	5,304	49,109	23.8%
Subprime and Alternative-A 2007	4,193	10,571	—	14,764	7.2%

TOTAL Subprime and Alternative-A	$6,085	$190,126	$9,969	$206,180	100.0%

Rating as Percentage of Total	3.0%	92.2%	4.8%	100.0%

12

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$70,438	$83,109	$64,106	$82,795	$104,913	$85,473
Reinsurance	12,239	12,239	12,492	14,252	14,991	35,619

Total	$82,677	$95,348	$76,598	$97,047	$119,904	$121,092

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$479,724	$492,319	$436,042	$414,777	$409,259	$703,357
Reinsurance	—	—	—	—	—	—

Total	$479,724	$492,319	$436,042	$414,777	$409,259	$703,357

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$865,323	$844,747	$852,054	$842,797	$819,925	$565,697
Reinsurance	29,609	27,747	26,047	24,144	22,621	17,620

Total	$894,932	$872,494	$878,101	$866,941	$842,546	$583,317

Provision against reinsurance recoverables:
Insurance	$(27,394)	$(19,794)	$(19,794)	$(19,944)	$(19,944)	$(2,604)
Reinsurance	(6,810)	(14,054)	(14,054)	(14,054)	(14,054)	(12,619)

Total	$(34,204)	$(33,848)	$(33,848)	$(33,998)	$(33,998)	$(15,223)

Net reinsurance recoverables:
Insurance	$1,388,091	$1,400,381	$1,332,408	$1,320,425	$1,314,153	$1,351,923
Reinsurance	35,038	25,932	24,485	24,342	23,558	40,620

Total	$1,423,129	$1,426,313	$1,356,893	$1,344,767	$1,337,711	$1,392,543

13

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	June 30, 2008
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 gross reinsurers	$944,058	$(35,835)	$908,223	67.1%	17.3%	$(14,504)	1.5%	$929,554
Other reinsurers balances > $20 million	198,249	(17,342)	180,907	13.4%	3.4%	(3,393)	1.7%	$194,856
Other reinsurers balances < $20 million	315,026	(50,565)	264,461	19.5%	5.0%	(16,307)	5.2%	$298,719

Total	$1,457,333	$(103,742)	$1,353,591	100.0%	25.7%	$(34,204)	2.3%	$1,423,129

At June 30, 2008, 96.3% (December 31, 2007: 94.5%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Swiss Reinsurance America Corporation	16.5%	4.3%
Partner Reinsurance Company of the US	10.4%	2.7%
Transatlantic Reinsurance Company	10.3%	2.7%
Lloyd’s of London	9.3%	2.4%
XL Reinsurance America	7.9%	2.0%
Berkley Insurance Company	4.7%	1.2%
ACE Property & Casualty Insurance Co	2.7%	0.7%
Federal Insurance Company	2.7%	0.7%
General Reinsurance Corporation	2.6%	0.7%
Odyssey America Reinsurance Corporation	2.2%	0.6%

	69.3%	17.8%

14

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses
Beginning of period	$5,814,208	$(1,426,313)	$4,387,895	$5,587,311	$(1,356,893)	$4,230,418
Incurred	447,703	(75,986)	371,717	960,282	(226,884)	733,398
Paid	(262,890)	79,170	(183,720)	(568,865)	160,648	(408,217)
Foreign exchange (gains) losses	(3,290)	—	(3,290)	17,003	—	17,003

End of period [a]	$5,995,731	$(1,423,129)	$4,572,602	$5,995,731	$(1,423,129)	$4,572,602

[a]	As at June 30, 2008, the gross reserve for losses and loss expenses included IBNR of $4,117 million, or 69%, of total gross reserves for loss and loss expenses. As at December 31, 2007, the comparable amount was $3,890 million, or 70%.

15

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$161,108	$101,782	$262,890	$362,596	$206,269	$568,865
Reinsurance recoveries received	(79,170)	—	(79,170)	(160,648)	—	(160,648)

Net losses paid	81,938	101,782	183,720	201,948	206,269	408,217

Change in:
Reported case reserves	44,365	15,193	59,558	137,074	27,222	164,296
IBNR	21,103	104,152	125,255	35,806	191,315	227,121
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	12,290	(9,106)	3,184	(55,682)	(10,554)	(66,236)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$159,696	$212,021	$371,717	$319,146	$414,252	$733,398

Gross reserve for losses and loss expenses	$3,508,456	$2,487,275	$5,995,731	$3,508,456	$2,487,275	$5,995,731

Prior years net favorable reserve development	$46,106	$40,638	$86,744	$100,686	$74,169	$174,855

Key Ratios
Net paid to net incurred percentage	51.3%	48.0%	49.4%	63.3%	49.8%	55.7%

Net paid losses / Net premiums earned	27.5%	26.6%	26.9%	33.8%	27.8%	30.5%
Change in net loss and loss expense reserves / Net premiums earned	26.1%	28.8%	27.6%	19.6%	28.0%	24.3%

Net loss and loss expense ratio	53.7%	55.4%	54.6%	53.5%	55.8%	54.8%

16

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended
	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
Gross losses paid	$161,108	$201,488	$239,712	$126,883	$184,760	$263,846
Reinsurance recoveries received	(79,170)	(81,478)	(98,388)	(48,874)	(170,522)	(100,001)

Net losses paid	81,938	120,010	141,324	78,009	14,238	163,845

Change in:
Reported case reserves	44,365	92,709	(9,888)	1,976	(75,880)	(84,982)
IBNR	21,103	14,703	(17,802)	39,379	133,548	24,336
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	12,290	(67,972)	(11,982)	(6,272)	61,662	44,586

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$159,696	$159,450	$101,652	$113,092	$133,568	$147,785

Gross reserve for losses and loss expenses	$3,508,456	$3,442,804	$3,333,743	$3,363,368	$3,319,952	$3,028,932

Prior years net favorable reserve development	$46,106	$54,580	$70,870	$58,607	$55,814	$58,186

Key Ratios
Net paid to net incurred percentage	51.3%	75.3%	139.0%	69.0%	10.7%	110.9%

Net paid losses / Net premiums earned	27.5%	40.0%	47.2%	25.8%	4.8%	50.6%
Change in net loss and loss expense reserves / Net premiums earned	26.1%	13.2%	(13.2)%	11.6%	40.0%	(4.9)%

Net loss and loss expense ratio	53.7%	53.2%	33.9%	37.5%	44.8%	45.7%

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AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE—QUARTERLY

	Quarter ended
	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
Gross losses paid	$101,782	$104,487	$103,817	$105,316	$117,057	$155,835
Reinsurance recoveries received	—	—	—	(738)	(2,250)	(41,750)

Net losses paid	101,782	104,487	103,817	104,578	114,807	114,085

Change in:
Reported case reserves	15,193	12,029	162	49,528	3,854	(21,107)
IBNR	104,152	87,163	85,058	61,779	103,974	92,842
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(9,106)	(1,448)	(143)	(784)	2,520	38,377

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$212,021	$202,231	$188,894	$215,101	$225,155	$224,197

Gross reserve for losses and loss expenses	$2,487,275	$2,371,404	$2,253,568	$2,168,011	$2,040,112	$1,806,229

Prior years net favorable reserve development	$40,638	$33,531	$21,131	$23,585	$41,006	$6,284

Key Ratios
Net paid to net incurred percentage	48.0%	51.7%	55.0%	48.6%	51.0%	50.9%

Net paid losses / Net premiums earned	26.6%	29.1%	27.6%	27.2%	29.0%	32.1%
Change in net loss and loss expense reserves / Net premiums earned	28.8%	27.2%	22.6%	28.8%	27.9%	31.0%

Net loss and loss expense ratio	55.4%	56.3%	50.2%	56.0%	56.9%	63.1%

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AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Net income available to common shareholders	$231,267	$251,590	$468,989	$479,168

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	142,333	149,027	142,786	149,727

Dilutive share equivalents:
Warrants	12,579	13,304	12,870	12,844
Options	1,194	2,484	1,726	2,339
Restricted stock	1,496	1,505	1,511	1,265

Weighted average diluted shares outstanding	157,602	166,320	158,893	166,175

EARNINGS PER COMMON SHARE
Basic	$1.62	$1.69	$3.28	$3.20
Diluted	$1.47	$1.51	$2.95	$2.88

19

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended
	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q2 2006
Net income available to common shareholders	$231,267	$237,722	$306,100	$269,975	$251,590	$223,400

COMMON SHARES OUTSTANDING

Common Shares -at beginning of period	144,590	142,520	145,710	147,924	150,417	149,753
Shares issued	154	2,189	62	86	121	63
Shares repurchased for treasury	(5,091)	(119)	(3,240)	(2,225)	(1)	—
Shares repurchased and cancelled	—	—	(12)	(75)	(2,613)	(5)

Common Shares- at end of period	139,653	144,590	142,520	145,710	147,924	149,810

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	142,333	143,239	143,877	146,845	149,027	149,765

Dilutive share equivalents:
Warrants	12,579	13,160	13,406	13,124	13,304	11,006
Options	1,194	2,258	2,479	2,385	2,484	1,780
Restricted stock	1,496	1,527	1,970	1,710	1,505	774

Weighted average diluted shares outstanding	157,602	160,184	161,732	164,064	166,320	163,325

EARNINGS PER COMMON SHARE
Basic	$1.62	$1.66	$2.13	$1.84	$1.69	$1.49

Diluted	$1.47	$1.48	$1.89	$1.65	$1.51	$1.37

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AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]

	At June 30, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$29.81

Book value per common share		$4,763,162	139,653	$34.11

Dilutive securities:
Warrants	$12.41	—	11,493	(2.59)
Restricted stocks		—	5,104	(1.02)
Options	$21.27	—	911	(0.19)
Phantom stock units		—	64	(0.01)

Diluted book value per common share		$4,763,162	157,225	$30.30

	At December 31, 2007
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$38.97

Book value per common share		$4,658,622	142,520	$32.69

Dilutive securities:
Warrants	$12.42	—	13,388	(2.81)
Restricted stocks		—	3,312	(0.60)
Options	$18.46	—	2,531	(0.48)
Phantom stock units		—	53	(0.01)

Diluted book value per common share		$4,658,622	161,804	$28.79

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

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